HF Sinclair Investor Presentation July 2026

2 Disclaimer Statements made during the course of this presentation that are not historical facts are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements use words such as “anticipate,” “project,” “will,” “expect,” “plan,” “goal,” “forecast,” “strategy,” “intend,” “should,” “aim,” “proposed,” “would,” “could,” “believe,” “may,” and similar expressions and statements regarding HF Sinclair Corporation’s ("HF Sinclair") plans and objectives for future operations. Although HF Sinclair believes that the expectations reflected in these forward-looking statements are reasonable, HF Sinclair cannot assure you that its expectations will prove to be correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Any differences could be caused by a number of factors, including, but not limited to: the realization of the anticipated benefits of the separation transaction and the retirement of the base oil refining assets; the terms, timing and completion of the separation transaction and the retirement of the base oil refining assets, including the timely receipt of all necessary court, regulatory, third-party and board approvals; the timely receipt of a private letter ruling from the Internal Revenue Service; the ability of HF Sinclair and the independent Lubricants & Specialties company to successfully implement their respective strategic priorities and whether they will yield the expected benefits; the ability of HF Sinclair and the independent Lubricants & Specialties company to implement capital allocation strategies aligned with maximizing shareholder value; the operating performance of the respective assets of HF Sinclair and the independent Lubricants & Specialties company; the demand for and supply of feedstocks, crude oil and refined products, including uncertainty regarding societal expectations that companies address climate impacts and greenhouse gas emissions; risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products or lubricant and specialty products in HF Sinclair’s markets; the spread between market prices for refined products and market prices for crude oil; the possibility of constraints on the transportation of crude oil, refined products or lubricant and specialty products; the possibility of inefficiencies, curtailments or shutdowns in refinery or other production facility operations or pipelines, whether due to reductions in demand, accidents, unexpected leaks or spills, unscheduled shutdowns, infection in the workforce, weather events, global health events, civil unrest, expropriation of assets, and other economic, diplomatic, legislative, or political events or developments, terrorism, cyberattacks, vandalism or other catastrophes or disruptions affecting HF Sinclair’s operations, production facilities, machinery, pipelines and other logistics assets, equipment, or information systems, or any of the foregoing at HF Sinclair’s suppliers, customers, or third-party providers, and any potential asset impairments resulting from, or the failure to have adequate insurance coverage for or receive insurance recoveries from, such actions; the effects of current and/or future governmental and environmental regulations and policies, including compliance with, or exemptions from, existing, new and changing environmental and health and safety laws and regulations, related reporting requirements and pipeline integrity programs; the availability and cost of financing to HF Sinclair; the effectiveness of HF Sinclair’s capital investments and marketing strategies; HF Sinclair’s efficiency in carrying out and consummating construction projects, including HF Sinclair’s ability to complete announced capital projects on time and within capital guidance; HF Sinclair’s ability to timely obtain or maintain permits, including those necessary for operations or capital projects; the ability of HF Sinclair to acquire complementary assets or businesses to HF Sinclair’s existing assets and businesses on acceptable terms and to integrate any existing or future acquired operations and realize the expected synergies of any such transaction on the expected timeline; the possibility of vandalism or other disruptive activity, or terrorist or cyberattacks and the consequences of any such activities or attacks; uncertainty regarding the effects and duration of global hostilities, war or any associated military campaigns, including those in oil producing regions, such as the ongoing military conflict in the Middle East, which may disrupt crude oil supplies and markets for HF Sinclair’s refined products and create instability in the financial markets that could restrict HF Sinclair’s ability to raise capital; general economic conditions, including uncertainties regarding trade policies, such as the imposition or implementation of tariffs, or economic slowdowns caused by a local or national recession or other adverse economic conditions, such as periods of increased or prolonged inflation; limitations on HF Sinclair’s ability to make future dividend payments or effectuate share repurchases due to market conditions and corporate, tax, regulatory and other considerations; and other business, financial, operational and legal risks. Additional information on risks and uncertainties that could affect HF Sinclair’s business prospects and performance is provided in the reports filed with the SEC. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. The forward- looking statements speak only as of the date made and, other than as required by law, HF Sinclair undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

3 Structure Separation via the capital markets to create two independent public companies in a manner that is tax-efficient for HF Sinclair and its shareholders Timing Targeted completion in H2 2027 Mississauga Retirement of base oil refining assets in Mississauga, while maintaining strong presence in the region through R&D, blending and packaging Approval Subject to final Board approval and satisfaction of other customary conditions Leadership Lubricants & Specialties: Matthew Joyce – President and CEO HF Sinclair Pursuing Separation of Lubricants & Specialties and Announcing Retirement of Canada Refining Assets Creating Independent Lubricants & Specialties Industry Leader

4 Investment Thesis Integrated downstream company maximizing free cash flow through strong regional refining, midstream, marketing and renewable assets Specialty lubricants and ingredients business delivering resilient cash flows unburdened by refining volatility and capital intensity Business Model Integrated downstream value chain Branded, technology-driven business with technical service, OEM relationships, and specialty distribution channels providing solutions globally Strategy Optimize and integrate refining, midstream, marketing and renewables platforms Drive organic growth and consolidate a highly fragmented global lubricants and specialties market Financial Profile Investment Grade balance sheet with resilient cash flow profile Capital-light, stable free cash flow Cyclicality Decrease in cyclicality driven by growth in stable-margin midstream and marketing segments Reduced earnings volatility supported by diversified end markets and distinct customer value propositions Capital Priorities Cash returns + disciplined reinvestment Reinvest for growth through organic expansion and disciplined M&A Transaction Rationale Two Independent Companies Positioned to Deliver Sustainable Long-Term Value to Shareholders RemainCo / HF Sinclair NewCo / Lubricants & Specialties

5 RemainCo – HF Sinclair: A Resilient, Cash- Generative Downstream Leader Integrated Refining, Midstream, Marketing and Renewables Built for Through-Cycle Free Cash Flow Investment Highlights Capital Return Policy Focused on 50% Target Payout Ratio Share Buybacks Pay Regular Quarterly Dividend Opportunistic M&A Diversified refining footprint with product mix skewed toward high-value gasoline and distillates Accelerating growth through new stores and joint venture partnerships ‘Go-West’ pipeline initiative designed to address supply and demand imbalances in PADD 4 / 5 Integrated pipeline and terminal assets supporting refining operations Leverage renewable diesel production generating positive returns

NewCo – Lubricants & Specialties

A Capital-Light Global Lubricants & Specialties Leader

Investment Highlights

- **Differentiated portfolio with industry-leading technology and formulation expertise**
- **Customer-centric service model driving retention and long-term relationships**
- **Trusted global brands and extensive channels to market support premium positioning and value-added solutions**
- **Capital-light model benefiting from scalable, high-margin products and diverse blue-chip customer mix**

Key Brands

Sinclair
PETRO-CANADA LUBRICANTS
sonneborn
RED GIANT OIL
HOLLYFRONTIER SPECIALTY PRODUCTS

2025A Sales Volume by End Market


44%
9%
9%
8%
5%
24%
Industrial
Manufacturing
Consumer
Transportion
Natural Resources
Blenders & ILMAs[1]

[1] Independent Lubricant Manufacturers Association.

HF Sinclair

6

7 Higher-quality earnings — finished & specialty products anchor the business A Transformed, Higher-Quality Lubricants & Specialties Business Repositioning Around Margin, Brands and Customer Value — Building a More Resilient and Rateable Free Cash Flow Business From (Refiner Approach) To (Specialties Approach) Volume-Driven Margin-Driven Utilization-Focused Customer & Value Focused Commoditized Base Oil Exposure Differentiated Finished & Specialty Mix Refiner Operating Model Specialty-Led Operating Model Margin discipline — enhanced margin accountability Reduced volatility — materially lower dependency on cyclical base oil cracks

8 Group I & Specialties Group II Group III Leading Global Manufacturer A Leading Global Manufacturer B Retirement of Mississauga Base Oil Refinery A Deliberate Shift to a Capital-Light Supply Model – Enhancing Free Cash Flow and Supply Flexibility Business Model Evolution Best-in-Class Long Term Base Oil Suppliers Overall Margin Improvement Sourcing base oils competitively expected to enhance the L&S margin profile Significant Capex & NWC Reduction Exiting owned base oil production expected to materially lower capital intensity Will Materially Reduce Volatility Removes direct exposure to cyclical base oil cracks and refinery operating risk RemainCo Uninterrupted Base Oil Supply L&S will continue to offer a full suite of Groups I, II, and III base oils – with the flexibility to expand coverage over time

9 Path Forward Timing ▪ Separation of Lubricants & Specialties anticipated in H2 2027 Closing Conditions ▪ Filing and effectiveness of applicable filings with SEC (including registration statements) ▪ Receipt of a private letter ruling and tax opinion regarding the intended tax-free treatment for HF Sinclair and its shareholders ▪ Regulatory and other customary approvals ▪ Satisfactory completion of financing ▪ Final Board of Directors’ approval Capital Structure ▪ HF Sinclair RemainCo will continue to prioritize Investment Grade Rating ▪ Lubricants & Specialties balance sheet to be poised for growth ▪ Flexibility to meet capital deployment priorities / shareholder return targets Next Steps ▪ Continue delivering on our commitments to our customers, shareholders, and employees ▪ Key additional details shared when appropriate for each entity along the way

10 Key Contacts Q2 2026 Earnings Release & Conference Call ▪ Earnings call to be held July 28th at 8:30 a.m. Eastern time. The webcast may be accessed at: https://events.q4inc.com/attendee/654044265 Investor Relations Website ▪ For the latest presentations, press releases, earnings materials, and separation updates, please visit the investor relations section of hfsinclair.com Ticker: NYSE: DINO Investor Relations Contacts Additional Information Craig Biery Vice President, Investor Relations Trey Schonter Director, Investor Relations Phone: 214-954-6510